EXHIBIT 23.2






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use in the Form SB-2 Registration Statement of IVP Technology Corporation our report for the years ended December 31, 2001 and 2000 dated March 8, 2002, relating to the financial statements of IVP Technology Corporation which appear in such Form SB-2, and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                          /s/ Weinberg & Company, P.A.
                                          ----------------------------
                                          WEINBERG & COMPANY, P.A.



Boca Raton, Florida
May 15, 2002